                                                                    EXHIBIT 32.1

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Jarden Corporation (the "Company") on
Form 10-Q for the period ended March 31, 2005 as filed with the Securities and
Exchange Commission on the date hereof (the "Report"), I, Martin E. Franklin,
Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section
1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the
Securities and Exchange Commission or its staff upon request.

/s/ Martin E. Franklin
----------------------
Martin E. Franklin
Chief Executive Officer
May 13, 2005

In connection with the Quarterly Report of Jarden Corporation (the "Company") on
Form 10-Q for the period ended March 31, 2005 as filed with the Securities and
Exchange Commission on the date hereof (the "Report"), I, Ian G.H. Ashken, Chief
Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the
Securities and Exchange Commission or its staff upon request.

/s/ Ian G.H. Ashken
-------------------
Ian G.H. Ashken
Chief Financial Officer
May 13, 2005